EXHIBIT 99.3


                      PRO FORMA FINANCIAL DATA (Restated)


Introduction to Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma financial statements reflect adjustments to Motient's historical consolidated balance sheet as of March 31, 2005 and statements of operations for the three months ended March 31, 2005 and the twelve months ended December 31, 2004, to give effect to the May 11, 2005, purchase by Motient of $200 million of newly issued common stock of TerreStar Networks Inc. and the simultaneous spin-off by Mobile Satellite Ventures LP of TerreStar to MSV's owners. The unaudited pro forma balance sheet also gives effect to the April 2005 sale of $408.5 million of our Series A Preferred Stock.

The unaudited consolidated pro forma balance sheet reflects adjustments to Motient's historical consolidated balance sheet as if all of these transactions occurred at March 31, 2005. The unaudited consolidated pro forma statements of operations for the three months ended March 31, 2005 and the twelve months ended December 31, 2004 reflect adjustments to Motient's historical consolidated statements of operations as if the spin-off of TerreStar and Motient's subsequent investment had occurred at January 1, 2005 and January 1, 2004, respectively. No adjustments in respect of the April 2005 sale of preferred stock are necessary with respect to these pro forma statements of operations.

These unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual results of operations of Motient would have been assuming these transactions had been completed, nor do they purport to represent what Motient's consolidated financial statements will be for future periods. They should be read in conjunction with the historical financial statements and related notes of Motient.

                      MOTIENT CORPORATION AND SUBSIDIARIES
                             PRO FORMA BALANCE SHEET
                                 MARCH 31, 2005
                 (in thousands, except share and per share data)

                                   (UNAUDITED)

                                                MOTIENT
                                              CORPORATION       TERRESTAR
                                              HISTORICAL       NETWORKS INC.        PRO FORMA            PRO FORMA
                                                  (a)          HISTORICAL (b)      ADJUSTMENTS             TOTAL
                                             ------------     ----------------     -----------       ---------------
                                                                 Restated            Restated
ASSETS
CURRENT ASSETS:

   Cash and cash equivalents                 $     12,100     $            381     $  408,500 (c)    $      355,621
                                                                                      (42,893)(d)
                                                                                      (17,300)(e)
                                                                                       (5,167)(f)
   Restricted cash and short-term
   investments                                        ---                4,535         42,893 (d)            47,428


   Accounts receivable-trade,
     net of allowance for doubtful
     accounts of $171                               1,574                  ---            ---                 1,574
   Inventory                                           39                  ---            ---                    39
   Due from Mobile Satellite Ventures
     LP, net                                            5                  ---            ---                     5
   Deferred equipment costs                           450                  ---            ---                   450
   Assets held for sale                               261                  ---            ---                   261
   Other current assets                             1,367                    1            ---                 1,368
                                             ------------     ----------------     ----------        --------------

     Total current assets                          15,796                4,917        386,033               406,746
RESTRICTED INVESTMENTS                                 76                                                        76
PROPERTY AND EQUIPMENT, net                        14,894                1,838            ---                16,732
INTANGIBLES ASSERTS, net                           66,353                  196         77,868 (g)           144,417
INVESTMENT IN MSV                                 505,446                  ---           (529)(h)           504,917
DEFERRED CHARGES AND OTHER ASSETS                      10                  ---         17,300 (e)            17,310
                                             ------------     ----------------     ----------        --------------

     Total assets                                $602,575     $          6,951     $  480,672        $   1,090,198
                                             ============     ================     ==========        ==============


LIABILITIES AND STOCKHOLDERS'
EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued expenses     $      6,341     $            700     $      ---        $        7,041
   Deferred equipment revenue                         501                  ---            ---                   501
   Deferred revenue and other current
     liabilities                                    5,277                  ---            ---                 5,277
                                             ------------     ----------------     ----------        --------------

     Total current liabilities                     12,119                  700            ---                12,819
                                             ------------     ----------------     ----------        --------------

LONG-TERM LIABILITIES:
   Notes payable, including accrued
     interest thereon                                 ---                5,167         (5,167)(f)               ---
   Shares subject to mandatory
     redemption                                       ---                  ---        408,500 (c)           408,500
   Minority interest in TerreStar                     ---                  ---         78,423 (i)            78,423
   Other long-term liabilities                        580                  ---            ---                  580
                                             -----------      ---------------      ----------        --------------

     Total long-term liabilities                      580                5,167        481,756              487,503
                                             ------------     -----------------    ----------        --------------

     Total liabilities                             12,699                5,867        481,756              500,322
                                             ------------     ----------------     ----------        --------------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
   Preferred Stock; par value 0.01;
     authorized 5,000,000 shares
     and no shares issued or outstanding
   Common Stock; voting, par value 0.01;
     authorized 100,000,000 shares;
     65,158,568 shares issued and
     outstanding                                      650                   24            (24)(j)               650
   Additional paid-in capital                     740,442               12,301        (12,301)(j)           740,442
   Common stock purchase warrants                  71,333                  ---            ---               71,333
   Accumulated deficit                           (222,549)             (11,241)        11,241(j)         (222,549)
                                            -------------     ----------------     ----------   ------------------

     STOCKHOLDERS' EQUITY                         589,876                1,084         (1,084)              589,876
                                            -------------     ----------------     ----------   ------------------

     Total liabilities, and
       stockholders' equity                  $    602,575               $6,951       $480,672           $1,090,198
                                             ============     ================     ==========   ==================

(a) Historical financial information is derived from the Registrant's quarterly report filed on Form 10-Q as of March 31, 2005.


(b) Historical financial information is derived from the unaudited restated financial information of TerreStar Networks Inc. as of March 31, 2005.


(c) Reflects gross proceeds obtained by the Registrant for sale of Preferred Stock (see Note 21, Subsequent Events, in the Registrant's notes to the consolidated financial statements for further information).

(d) Reflects funding of escrow account by Registrant as required under the Certificate of Designations of the Series A Cumulative Convertible Preferred Stock (see Note 21, Subsequent Events, in the Registrant's notes to the consolidated financial statements for further information).

(e) Reflects deferred costs paid by the Registrant in connection with the sale of Preferred Stock (see Note 21, Subsequent Events, in the Registrant's notes to the consolidated financial statements for further information).

(f) Reflects repayments of amounts outstanding under a loan agreement between TerreStar and MSV.

(g) Reflects the purchase price of the assets and liabilities obtained by the Registrant including $77.9 million increase in the basis of the rights to receive licenses in the 2 GHz band.

(h) Reflects transfer of Registrant's proportionate share of TerreStar equity included in Investment in MSV on March 31, 2005 to Investment in TerreStar.


(i) Reflects restated minority interests' 39% proportionate share in TerreStar equity on March 31, 2005.


(j)    Reflects consolidated elimination of TerreStar equity by the Registrant.

                      MOTIENT CORPORATION AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                 (in thousands, except share and per share data)

                                   (UNAUDITED)

                                                MOTIENT            TERRESTAR
                                              CORPORATION        NETWORKS INC.        PRO FORMA          PRO FORMA
                                             HISTORICAL (a)     HISTORICAL (b)       ADJUSTMENTS           TOTAL
                                            -----------------   ----------------   -----------------  -----------------
                                                                   Restated                               Restated
REVENUES
   Services and related revenues                      $4,530               $---                $---             $4,530
   Sales of equipment                                    483                ---                 ---                483
                                            -----------------   ----------------   -----------------  -----------------

     Total revenues                                    5,013                ---                 ---              5,013
                                            -----------------   ----------------   -----------------  -----------------

COSTS AND EXPENSES
   Cost of services and operations
     (including stock-based compensation
     of $1,238; exclusive of depreciation
     and amortization below)                           7,540                966                 ---              8,506
   Cost of equipment sold (exclusive of
     depreciation and amortization below)                461                ---                 ---                461
   Sales and advertising (including
     stock-based compensation of $121;
     exclusive of depreciation and
     amortization below)                                 363                ---                 ---                363
   General and administrative (including
     stock-based compensation of $10,259;
     exclusive of depreciation and
     amortization below)                              14,343                  2                 ---             14,345
   Restructuring charges                                  85                ---                 ---                 85
   Depreciation and amortization                       3,679                  4               1,298(c)           4,981
   (Gain) on disposal of asset                           (6)                ---                 ---                (6)
                                            -----------------   ----------------   -----------------  -----------------

     Total Costs and Expenses                         26,465                972               1,298             28,735
                                            -----------------   ----------------   -----------------  -----------------

Operating loss                                      (21,452)              (972)             (1,298)           (23,722)

Interest expense                                         ---              (129)                 ---              (129)
Other income, net                                         80                ---                 ---                 80
Equity in losses of MSV                              (7,168)                ---                 509(d)         (6,659)
                                            -----------------   ----------------   -----------------  -----------------

Net (loss)                                         $(28,540)           $(1,101)              $(789)          $(30,430)
                                            =================   ================   =================  =================

Net (loss) - basic and diluted                       $(0.48)                                                   $(0.51)
                                            =================                                         =================

Weighted-Average Common Shares Outstanding
-  basic and diluted                                  59,580                                                    59,580


(a) Historical financial information is derived from the Registrant's quarterly report filed on Form 10-Q for the three months ended March 31, 2005.


(b) Historical financial information is derived from the unaudited restated financial information of TerreStar Networks Inc. for the three months ended March 31, 2005.


(c) Amortization expense on portion of purchase price allocated to Intangible Assets is recognized using the straight-line method over a 15-year life.

(d) Reflects the TerreStar proportionate share of losses to the Registrant included in Equity in losses of MSV for the three months ended March 31, 2005.

                      MOTIENT CORPORATION AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                 (in thousands, except share and per share data)

                                   (UNAUDITED)

                                                MOTIENT            TERRESTAR
                                              CORPORATION        NETWORKS INC.        PRO FORMA          PRO FORMA
                                             HISTORICAL (a)     HISTORICAL (b)       ADJUSTMENTS           TOTAL
                                            -----------------   ----------------   -----------------  -----------------
REVENUES
   Services and related revenues                     $32,378               $---                $---            $32,378
   Sales of equipment                                  4,502                ---                 ---              4,502
                                            -----------------   ----------------   -----------------  -----------------

     Total revenues                                   36,880                ---                 ---             36,880
                                            -----------------   ----------------   -----------------  -----------------

COSTS AND EXPENSES
   Cost of services and operations
     (including stock-based
     compensation of $4,401; exclusive of
     depreciation and amortization below)             39,586              1,914                 ---             41,500
   Cost of equipment sold (exclusive of
     depreciation and amortization below)              4,329                ---                 ---              4,329
   Sales and advertising (including
     stock-based compensation of $372;
     exclusive of depreciation and
     amortization below)                               1,879                ---                 ---              1,879
   General and administrative (including
     stock-based compensation of $5,370;
     exclusive of depreciation and
     amortization below)                              13,223                  6                 ---             13,229
   Restructuring charges                               6,264                ---                 ---              6,264
   Depreciation and amortization                      15,564                 16               5,191(c)          20,771
   Loss on disposal of assets                          2,669                ---                 ---              2,669
   Loss on impairment of assets                          755                ---                 ---                755
   Gain on debt and capital lease retirement           (802)                ---                 ---              (802)
                                            -----------------   ----------------   -----------------  -----------------

     Total Costs and Expenses                         83,467              1,936               5,191             90,594
                                            -----------------   ----------------   -----------------  -----------------

Operating loss                                      (46,587)            (1,936)             (5,191)           (53,714)

Interest and other income                                343                ---                 ---                343
Write-off of deferred financing costs               (12,035)                ---                 ---           (12,035)
Interest expense                                     (4,106)                (3)                 ---            (4,109)
Other income from Aether/MSV                           1,953                ---                 ---              1,953
Equity in losses of MSV                             (11,897)                ---                 902(d)        (10,995)
                                            -----------------   ----------------   -----------------  -----------------

Net (loss)                                         $(72,329)           $(1,939)            $(4,289)          $(78,557)
                                            =================   ================   =================  =================

Net (loss) - basic and diluted                       $(2.21)                                                   $(2.40)
                                            =================                                         =================

Weighted-Average Common Shares Outstanding
-  basic and diluted                                  32,771                                                    32,771


(a) Historical financial information is derived from the Registrant's annual report filed on Form 10-K for the year ended December 31, 2004.

(b) Historical financial information is derived from the unaudited financial information of TerreStar Networks Inc. for the year ended December 31, 2004.

(c) Amortization expense on portion of purchase price allocated to Intangible Assets is recognized using the straight-line method over a 15-year life.

(d) Reflects the TerreStar proportionate share of losses to the Registrant included in Equity in losses of MSV for the year ended December 31, 2004.